Exhibit 99.1

Results Driven. Manufacturing Focused. SN Analyst & Investor Day January 20, 2016 www.sanchezenergycorp.com

Legal Disclaimers INTERNAL USE ONLY Forward Looking Statements This presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events, conditions or developments that Sanchez Energy Corporation (“Sanchez Energy”, or the “Company”) expects, estimates, believes or anticipates will or may occur or exist in the future, including, statements related to operations, financial condition or performance, cash flows, benefits of the joint venture with Targa, benefits of the plant design, the capacity of the plant, access to midstream assets, access to end markets, our strategy and plans, our view of the market and expected cost efficiencies, benefits of any potential transactions with Sanchez Production Partners LP (“SPP”) or other potential buyer or strategic partner are forward-looking statements. These statements are based on certain assumptions made by the company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future” or other similar expressions or their negatives or the statements that include these words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning Sanchez Energy’s future operating results and returns, the anticipated effects of actual or potential dispositions of assets to SPP or other potential buyer or strategic partner, Sanchez Energy’s strategy and plans or view of the market, or Sanchez Energy’s ability to replace or increase reserves, increase production, generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause Sanchez Energy’s actual results to differ materially from the expectations reflected in its forward-looking statements include, among others: Sanchez Energy’s ability to successfully execute its business and financial strategies; The ability of Sanchez Energy to utilize the services personnel and other assets of Sanchez Oil & Gas Corporation pursuant to existing services agreements; Sanchez Energy’s ability to replace the reserves it produces through drilling and property acquisitions; • • • • The ability of Sanchez Energy to negotiate, execute and deliver definitive transaction documents for any dispositions to SPP or other third party, or to obtain the requisite approvals for the entry into or consummation of any such disposition, including approval of such disposition by Sanchez Energy’s board of directors or audit committee thereof or by SPP’s board of directors or conflicts committee thereof; the realized benefits of Sanchez Energy’s various acquisitions and the liabilities assumed in connection with these acquisitions; the realized benefits of Sanchez Energy’s transactions with SPP, including with respect to the Palmetto escalating working interest “EWI” sale and divestiture of Western Catarina midstream assets referred to herein; the extent to which Sanchez Energy’s drilling plans are successful in economically developing its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future projects; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the extent to which Sanchez Energy can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing; Sanchez Energy’s ability to successfully execute its hedging strategy and the resulting realized prices therefrom; competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; Sanchez Energy’s ability to access the credit and capital markets to obtain financing on terms it deems acceptable, if at all, including under its existing credit facility and to otherwise satisfy its capital expenditure requirements; the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities; Sanchez Energy’s ability to compete with other companies in the oil and natural gas industry; the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities; developments in oil-producing and natural-gas producing countries; Sanchez Energy’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; unexpected results of litigation filed against Sanchez Energy; the extent to which Sanchez Energy’s crude oil and natural gas properties operated by others are operated successfully and economically; the use of competing energy sources and the development of alternative energy sources; the extent to which Sanchez Energy incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and the other factors described under ITEM 1A, “Risk Factors,” in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy’s forward-looking statements may not occur, and, if any of such events do, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Please note that hypothetical scenarios regarding our EWI structure and Divest/Reinvest strategy and similar statements illustrate various possible outcomes of our different strategies if they are successful. These hypothetical scenarios and illustrations should not be treated as forecasts, projections or financial guidance. We cannot assure you that we will be able to accomplish any of these goals, metrics or opportunities at any point in the future (if at all), all of which are subject to significant risks and uncertainties. Oil and Gas Reserves The Securities and Exchange Commission (“SEC”) requires oil and gas companies, in their filings with the SEC, to disclose “proved oil and gas reserves” (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose “probable reserves” (i.e., quantities of oil and gas that are as likely as not to be recovered) and “possible reserves” (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). We may use certain terms in this presentation, such as “resource potential,” “estimated ultimate recovery”, “EUR”, “Net Present Values”, “NPVs” or “NPV10” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. The calculation of resource potential, EURs, NPV10 and any other estimates of reserves and resources that are not proved, probable or possible reserves are not necessarily calculated in accordance with SEC guidelines. Estimated ultimate recovery, or EUR, refers to the Company’s internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company’s interests are unknown. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company’s core assets provide additional data. In addition, the Company’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. See “Non-GAAP Reconciliation and Measures” for a discussion regarding NPV10. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31. Non-GAAP Measures Included in this presentation are certain non-GAAP financial measures as defined under Securities and Exchange Commission Regulation G. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation. 2 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Agenda INTERNAL USE ONLY 3 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Time Topic Presenter 9:00 am – 9:15 am Executive Summary Tony Sanchez, III, CEO 9:15 am – 9:45 am Competitive Advantages Tony Sanchez, lll, CEO Sections 1-5 Chris Heinson, SVP, COO 9:45 am – 9:50 am Q&A 9:50 am – 10:15 am Strategy & Execution Eduardo Sanchez, President Section 6-8 Chris Heinson, SVP, COO 10:15 am – 10:20 am Q&A 10:20 am – 10:30 am Break 10:30 am – 10:50 am Operations & Cost Structure Steve Adam, SVP, Operations 10:50 am – 11:30 am Asset DevelopmentWill Satterfield, SVP, Asset Development 11:30 am – 11:35 am Q&A 11:35 am – 12:00 pm Financial Review Gleeson Van Riet, SVP, CFO 12:00 pm Lunch

Eagle Ford Shale Position INTERNAL USE ONLY Palmetto Cotulla Ranch Catarina 4 (1) 2015 production is updated for unaudited estimated production © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Alexander Wycross Maverick Marquis SN Position Summary (12/31/15) Net Acres~200,000 FY15 Production (Boe/d)(1)~52,500 Operated Rigs 2 Non-Operated Rigs 0 Gross Producing Wells 621

Sanchez Energy: Overview & Highlights INTERNAL USE ONLY 5 (1) Results as of and for year ended 12/31/15 (2) 2015 production is updated for unaudited estimated production © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Strong Asset Base (1) ~200,000 net acres throughout the Eagle Ford shale with 3,000+ drilling locations Increased average EURs by over 40% from 2014 2015 Production of ~52,500 Boe/d, exceeding the high end of guidance and representing a 72% increase over 2014(2) Runway of Liquidity(1) Liquidity of $935 Million, consisting of $435 Million of cash and an undrawn $500 Million ($300 Million elected) borrowing base commitment as of 12/31/15 No outstanding debt maturities until 2021 No bank debt Strong hedge book value: ~100% of projected 2016 oil & gas production hedged at $64/Bbl and $3.12/MMbtu 2016 preliminary capital budget of $200-$250 Million Strategic MLP Relationship(1) Strategic relationship with Sanchez Production Partners (“SPP”) provides potential capital & liquidity source Focusing on realized cash-on-cash returns ~$430 Million of cash raised in 2015 through two asset sales to SPP Results in added working capital discipline Extensive inventory of MLP suitable assets that potentially could be opportunistically divested in the future Low Cost Operations(1) Current well costs of <$3.5 Million Total wells costs have decreased ~55% the last 12 months Reduced 2015 capital spending from initial $1.2 Billion budget to ~$550 Million while still growing production by 72%, year over year(2)

2016 Capital and Production Update INTERNAL USE ONLY Focus on high rate of return drilling areas and continued delineation of the Cotulla and Catarina areas of the Eagle Ford – SN expects to execute a 2016 capital plan between $200 - $250 Million Production is expected to remain inline with 2015 despite a 60% reduction in capital spending – 2016 production guidance of between 48,000 – 52,000 Boe/d Capital plan expected to be fully funded from cash and operating cash flows with a significant cash balance remaining at year-end 2016 – SN’s revolving credit facility is expected to remain undrawn during 2016 $800 60,000 $700 50,000 $600 40,000 $500 $400 30,000 $300 20,000 $200 10,000 $100 6 $0 0 2013 2014 2015 2016E 2016 Guidance Range Capital ($M) Average Production (Boe/d) © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Annual Capital Spending ($MM) Average Annual Production (Boe/d) 2016 Capital and Production Guidance

Sustained Success: The Path Forward INTERNAL USE ONLY Competitive Advantage Strategy & Execution Results & Runway of Liquidity high sensitivity 7 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Sustainability in a 8 down cycle & to a rebound 6Vision & Strategy 72016 Guidance 1Balance Sheet Strength 2SPP Relationship 3Strong Asset Base 4Low Cost Operations 5Midstream Operations

Sanchez Energy: Competitive Advantage Competitive Advantage Strategy & Execution Results 8 6 7 Sustainability in a down cycle & high sensitivity to a rebound INoTuEnRdNAL USE ONLY Vision & Strategy Runway of Liquidity 2016 Guidance 8 4 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 1 Balance Sheet Strength & 2 SPP Relationship 3 Strong Asset Base 4 Low Cost Operations 5 Midstream Operations

Conservative Financial Strategy 1 INTERNAL USE ONLY SN has worked diligently to bolster liquidity and ensure development funding for the foreseeable future(1) – – 2016 capital program expected to be fully funded with FCF and cash on hand with no reliance on revolver Significant headroom to revolver covenant of 2.25x Senior Secured Debt / EBITDA expected Strong financial position achieved through creative and accretive asset sales/dispositions – Two 2015 divestitures have provided ~$430 Million in cash without adding incremental debt or issuing equity Active hedge program to protect cash flows(1) – – ~105%(2) of 2016 oil production and ~95%(2) and ~75%(2) of 2016 and 2017 gas production, respectively, is hedged at favorable rates ~$155 Million market to market value of hedges(1) 9 (1) As of 12/31/15 (2) Based upon the midpoint of 2016 guidance © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Extended Debt Maturity Runway 1 INTERNAL USE ONLY No bonds maturing for the next 5 years Bank revolver currently undrawn Robust covenant headroom – – High Yield has no financial maintenance covenants Revolver financial maintenance covenants are: • • 1.0x Current Ratio 2.25x Senior Secured Debt/LTM EBITDA $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2016 2017 2018 2019 2020 2021 2022 2023 10 Undrawn Revolver 7.75% Senior Notes 6.125% Senior Notes Note: 7.75% Senior Notes mature June 2021; 6.125% Senior Notes mature January 2023 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 ($ MM) $1,150 $600 $300

Hedge Peer Comparison 1 INTERNAL USE ONLY Oil Gas 120% 100% 80% 60% 40% 20% 0% 11 Note: * Source: Citi High Yield Report December 2, 2015 ** Peers include BCEI, CRK, CRZO, FANG, HK, LPI, MTDR, NFX, OAS, PDCE, PE, PVA, RSPP, SFY, SM, SN, WLL, XCO © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 % Production Hedged 2016 % of Oil/Gas Production Hedged

Hedging Effect on 2016 Revenue 1 INTERNAL USE ONLY Robust hedging expected to mitigate the potential impact of commodity price decline to SN cash flows 2016 revenue expected to be comprised of 82% hedged revenue; 18% unhedged revenue at $50 Oil/ $2.50 Gas 40% decrease in commodity price expected to lead to a less than 5% decrease in SN’s 2016 Revenue NGL revenue is expected to be the unhedged portion of revenue < 5% Decrease $600 $500 $400 $300 $200 $100 $0 Base Case $50 Oil/ $2.50 Gas 20% Decline Case $40 Oil/ $2.00 Gas 40% Decline Case $30 Oil/ $1.50 Gas 12 Note: * This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. The Company cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties. **Assumes NGL Pricing @ 25% of WTI © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Total Revenue ($MM) SN 2016 % Hedged Revenue SN 2016 Revenue Commodity Price Sensitivity

Strategic Financing – SN/SPP Relationship 2 INTERNAL USE ONLY increases annually (“Escalating Working Interest” or “EWI”) for 5 years to create a low-gathering and processing agreement asset without having to invest in maintenance capital expenditures and operations(2) accelerate drilling activity at the appropriate time 13 (1) As of 12/31/15 (2) As result of the transaction SN will pay SPP gathering fees that are expected to increase SN’s overall LOE by ~$1.95 / Boe © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Established ability to transact in a low commodity environment Liquidity(1) of ~$935MM Increased Cash on Hand by ~$430MM Palmetto Escalating Working Interest “EWI” Sale ~$85MM Sale of ~1,000 Boe/d to SPP structured so that the working interest conveyed to SPP declining production forecast Ability to raise cash in a low commodity environment by accelerating payback of mature wells Positions SN to re-invest proceeds through high-return opportunities Western Catarina Midstream Divestiture ~$345MM Sale of portion of Catarina gathering and processing assets and the execution of a Sale and gathering agreement allows SN to benefit from the use of Catarina midstream Monetization provides flexibility to pursue strategic acquisitions and allow SN to Raised ~$430MM in cash during 2015 by selling assets to SPP

Execution in 2015 Contributing to Liquidity 2 INTERNAL USE ONLY SN has created a strategic relationship with SPP that is expected to provide a potential alternative from traditional debt and equity markets to raise capital 2012 2013 2014 2015 and Beyond Cash Flowing Assets Monetized Proceeds Reinvested Capital Deployed Perpetuates Growth Platform Initial Cash Flow To SN Improves Credit Metrics Assets Divested Development+Re-Investment = Growth Additional Stable Cash Flows Transaction Value Exchanged Optimizes Cost of Capital Accelerates Cash Proceeds to SN Provides Stable Cash Flows To MLP 14 (1) Company estimates over $800 Million of potential targets for divestment that could potentially be sold to any interested third parties. © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 with estimated SPP Acquires Palmetto EWI Assets from SN (Mar-15) SPP Acquires Western Catarina Midstream Assets from SN (Oct-15) Other potential divestment targets value > $800MM (1) identified by SN (Ongoing) SN grows its Eagle Ford asset base, through the drill bit and acquisitions SN acquires Catarina assets from Shell (May-14) Ongoing Eagle Ford development expected to lead to growth and enhanced performance

EWI Structure - Closing the Working Capital Gap 2 INTERNAL USE ONLY The EWI structure allows for the creation of a flat production profile that is expected to be attractive to be MLP Buyers This enables SN to potentially divest the mature production portion of wells (“the tail”), accelerating cash returns and proceeds, which can be used for re-investment in higher rate of return drilling and acquisition opportunities $10.0 $9.0 $8.0 $7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $-Assumed Divestment Total Net PV10 Value $4.1 $4.1 SN Value MLP Buyer Value 0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180 Months * This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. The Company cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties. 15 ** Price deck assumed: $55/Bbl; $3.50/Mcf; 25% NGL Realization © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Remaining PV10 ($MM) PV10 Value Comparison ($MM) With EWI No EWI .5 Drill Well Initial 2 Yr Production -$4.5 -$4 $4.6 $4. 6 Divest End of Yr 2 $2.7 $0.0 Remaining 3+ Yrs $1.3 $4.0 of wellbore (2 years) Full Well Life - No EWI $4.5 Million $5.8 Million 67% Full Well Life - With EWI $4.5 Million $8.5 Million 89% Capital Investment Cash Received After 2 Years IRR Example of EWI Divestment Structure

Accelerating Cash Returns in a Drilling Program… 2 INTERNAL USE ONLY The two cases below are intended to show the power of cash flow acceleration through the EWI structure - - “Standard Development Case” - assumes a typical well owned for the entire life “EWI Case” - assumes that the well is divested at a PV10 after 2 years of production Both cases achieve the same PV10 value, however the “EWI Case” is expected to achieve this value ~16 years before the “Standard Development Case” The result of this structure is expected to allow SN to close the working capital gap and become cash flow positive at a significantly faster pace Standard Development Case (No EWI) EWI Case Accelerate Realization of PV-10 $4.5 $4.0 $3.5 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $0.0 -$0.5 -$1.0 16 * This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. The Company cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties. ** Price deck assumed: $55/bbl; $3.50/Mcf; 25% NGL Realization *** Assumption of 1 well drilled with $4.5MM per well capital costs in both cases displayed © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Realized PV10 ($MM) Standard Development Case EWI Case

…Re-Investing Accelerated Cash Flows 2 INTERNAL USE ONLY Cumulative cash flows earned through the re-investment of EWI proceeds are expected to be significantly higher than keeping the original well through its life The two cases below are intended to show the benefit of reinvestment through the EWI structure – “Standard Development Case” assumes a typical well drilled and produced over a 20 year period – “EWI Case” assumes the well is divested at a PV-10 after 2 years and subsequently reinvested in an identical well $18 EWI Case $16 Standard Development Case $14 $12 $10 $8 $6 $4 $2 $0 -$2 Number of Years 17 * This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. The Company cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties. ** Price deck assumed: $55/bbl; $3.50/Mcf; 25% NGL Realization *** Assumption of 1 well drilled with $4.5MM per well capital costs in both cases displayed © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Cumulative PV-10 ($MM) 1234567891011121314151617181920 Re-Investment Potential Through EWI Transactions

Strong Asset Base for Future Growth 3 NTERNAL USE ONLY Area Locations(1) Locations(2) Wells Wells Locations Area Total Value Locations(1) Locations(2) Well Value Undrilled Locations Location Counts and Values as of 9/30/2015 Price Deck: Oil($/bbl) / Gas($/Mmbtu): 2016: $53.00/$2.75; 2017: $59.00/$3.00; 2018: $61.00/$3.50; 2019: $63.00/$3.50; 2020+: $65.00/$3.50; Assumes NGL Pricing @ 25% of WTI Prospective drilling locations currently in SN’s inventory are not included in Location Count or Net Present Value (1) (2) (3) (4) (5) Engineered Locations – SEC Proved locations + locations that are geologically un-risked but do not qualify as SEC PUDs due to factors such as assumed drill timing Contingent Locations – Drilling Locations have between a 75% and 90% chance of being commercially economic at the assumed price deck Net Present Value = Future Projected Cash Flows discounted at 10%; See “Legal Disclaimers – Non-GAAP Measures” and “Non-GAAP Reconciliation and Measures”. Values as of 12/31/2015 Estimated NPV10 value of 50% interest in gas plant JV with Targa Resources assuming no 3rd Party Volumes 18 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 I Location Summary Net Producing Net Engineered Net Contingent Total Net Undrilled Total Net Catarina 264 808 580 1,388 1,652 Cotulla 102 193 142 335 437 Palmetto 34 57 119 176 210 Marquis 72 117 39 156 228 TMS 3 0 220 220 223 Total 475 1,175 1,100 2,275 2,750 Net Present Value ($MM)(3) Net Producing Net Engineered Net Contingent Total Net Catarina $411 $995 $340 $1,335 $1,746 Cotulla 110 662 201 863 973 Palmetto 32 238 272 510 542 Marquis 108 129 37 166 274 TMS 5 0 0 0 5 PDP + Development Value $666 $2,024 $850 $2,874 $3,540 Total Cash On Hand(4) $435 Mark to Market Hedge Value(4) 155 Targa JV Interest(5) 35 Grand Total $4,165

2016 Focus on High Rate of Return Areas 3 INTERNAL USE ONLY SN 2016 Development is expected to largely focus on the three areas below; Cotulla and South Central Catarina are newly emerging areas, providing outstanding returns, that were not valued by SN prior to Mid-2015 Palmetto Cotulla Catarina 19 *Based on $55/Bbl Oil; $3.50/Mcf Gas; Assumes NGL Pricing @ 25% of WTI **Operated by Marathon © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Southern Palmetto** Net Locations~60 Gross Oil EUR (Mbo)442 Gross Gas EUR (MMcf)520 2-Stream EUR (Mboe)529 3-Stream EUR (Mboe)576 Total Est. Capital Cost ($M)$5,500 IRR (%)*47% NPV10 / Well($M)*$3,566 Maverick (Cotulla) Net Locations~150 Gross Oil EUR (Mbo)345 Gross Gas EUR (MMcf)87 2-Stream EUR (Mboe)360 3-Stream EUR (Mboe)367 Total Est. Capital Cost ($M)$ 3,000 IRR (%)*84% NPV10 / Well($M)*$3,439 South Central Catarina Net Locations~200 Gross Oil EUR (Mbo)241 Gross Gas EUR (MMcf)3,449 2-Stream EUR (Mboe)816 3-Stream EUR (Mboe)1,103 Total Est. Capital Cost ($M)$ 3,600 IRR (%)*81% NPV10 / Well($M)*$3,623 Marquis

Drilling Inventory – Breakeven Analysis 3 INTERNAL USE ONLY 700 60 600 50 500 40 400 30 300 20 200 10 100 0 0 Maverick (Cotulla)South Central Catarina Palmetto Western Catarina Eastern Catarina Wycross (Cotulla) Marquis Net Locations Breakeven Oil Price 20 *Assumes Flat $3.50 Gas; NGL Pricing @ 25% of WTI ** Does not include Contingent or Perspective locations © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Net Engineered Drilling Locations Breakeven Oi Price @ 10% IRR (WTI) 1,175 Total Net Engineered Locations – Average Estimated Breakeven Price ~$40/bbl

Low Cost Structure Built for Sustainability 4 INTERNAL USE ONLY Focus on de-bundled sourcing & resource management has resulted in cost savings of ~55% across our asset base during 2015 Rapid execution with sustainable results - - 80% of the total cost savings during 2015 occurred in the first 90 days of 2015 Direct Sourcing of selective, anchor based services Efficiency from manufacturing processes - - Assembly line ownership Rigorous process mapping and optimization $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 21 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 $MM $80 WTI Sustainable Cost Savings $40 WTI $8.8 $3.5 Prior OperatorOperational2014 Well Cost Service Costs Efficiency Logistics & Direct Process & Design Dumb-Iron Sourcing Efficiency Purchases Current Well Cost

Well Costs in a Rising Price Environment 4 INTERNAL USE ONLY Due to the nature of the cost savings that have been achieved, we anticipate that nearly 50% of our achieved cost savings are sustainable in a higher price environment Historic Oil prices Upside Price Environment Base Case Downside Price Environment $100 $10.0 $90 $9.0 $80 $8.0 $70 $7.0 $60 $6.0 $50 $5.0 $40 $4.0 $30 $3.0 $20 $2.0 $10 $1.0 $0 $0.0 Prior Operator 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015E 2016E 2017E 2018E 22 Note: * Costs above represent total Catarina well costs inclusive of facilities & estimated artificial lift. ** This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. The Company cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties. © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Oil Price ($/Bbl) Well Costs ($MM)

Cost Structure as Compared to Eagle Ford Peers 4 INTERNAL USE ONLY 9,000 $10.0 8,000 $9.0 7,000 $8.0 6,000 $7.0 5,000 $6.0 4,000 $5.0 3,000 $4.0 2,000 $3.0 1,000 0 $2.0 23 * Source: All data excluding the “SN 4Q15 Avg.” was obtained from RS Energy Group, based on wells drilled in 2015. ** Peers include: APC , CHK, COG, CRK, CRZO, DVN, ECA, EOG, EPE, MRO, MUR, NBL, NFX, PVA, PXD, SFY, SM, XCO © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Eagle Ford Company Disclosed Drilling and Completions Cost ($MM) Average Lateral Length (Ft) Average Lateral Length

Midstream Strategy 5 INTERNAL USE ONLY SN’s midstream strategy is centered around improving netbacks and market optionality; deriving value through strategic ventures; and maintaining flexibility for future monetization of midstream assets 24 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Western Catarina Midstream Transaction 5 INTERNAL USE ONLY 25 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Western Catarina Midstream Seller Sanchez Energy Corporation (“SN”) and its subsidiary SN Catarina, LLC Sanchez Production Partners LP (“SPP”) Buyer Sale Price ~$345 Million cash Closing Date October 14, 2015 Assets ~150 miles of gathering lines, compressors, tanks, vessels and other gathering and processing infrastructure in Dimmit and Webb Counties, TX Quarterly Commitment 10,200 Bbl/d for liquids and 142 MMcf/d for gas until 2021 LOE Impact Company wide ~$1.95 LOE/Boe increase expected

“Raptor” Gas Plant and Takeaway Pipeline 5 INTERNAL USE ONLY Note: New pipeline will also be connected to existing Targa plants, which provides processing flexibility for SN gas, for example prior to Raptor plant construction completion 26 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 “Raptor” Gas Plant and Takeaway Pipeline SN Investment ~$115 Million 50% SN Ownership Capacity 200 – 260 MMcf/d Min. Volume Commitment (Years 1-5) 125 MMcf/d (gross) None (Acreage Dedication) (Years 6-15) Potential for 3rd Party Revenue Yes Expected In Service Date Takeaway Pipeline 2Q 2016 Raptor Plant 2017 Operator A subsidiary of Targa Resources Partners LP (NYSE: NGLS)

Raptor Gas Plant Additional Marketing Advantages 5 INTERNAL USE ONLY Investment in the Raptor Gas Plant expected to increase cash flow by ~$15 Million annually due to gathering and processing fee reductions and improved plant efficiencies - this is in addition to cash flow expected from joint venture ownership 27 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Marketing Advantages Modern plant design delivering better liquids yields and lower processing fees Ability to take product in-kind and reject ethane Improvements to existing marketing terms Flexibility to send excess gas volumes to multiple Targa plants Better net-backs and realizations on natural gas and natural gas liquids Better Access to End Markets Lower processing and transportation fees Closer proximity to more favorable end markets Access to potential export markets in Mexico and global LNG markets Expected revenue increase of ~$6 Million per year through improved NGL realizations and ability to reject ethane Expected LOE savings of ~$5 Million in 2016 while Raptor is under construction and ~9 Million per year thereafter

Questions INTERNAL USE ONLY 28 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Sanchez Energy: Execution Competitive Advantage Strategy & Execution Results Balance Sheet Strength & Runway of Liquidity Sustainability in a down cycle & 8 1 2 3 4 5 high sensitivity to a rebINoTuEnRdNAL USE ONLY SPP Relationship Strong Asset Base Low Cost Operations 29 Midstream Operations © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 6Vision & Strategy 72016 Guidance 4

Forward Looking Vision & Strategy 6 INTERNAL USE ONLY Organic Growth We are planning for a “lower for longer” scenario We believe that maintaining “cash on hand” in the current environment is the most strategic way to operate We plan to strategically execute our current plan with a vision of becoming cash flow positive in a reduced commodity price environment Strategic Leasing Acquisitions Fully cash-funded beyond 2018 with an undrawn revolver at current commodity prices Raised ~$430 Million through SPP relationship in 2015 Raptor gas plant JV with Targa Resources Partners LP 30 Added high rate of return locations in Catarina and Cotulla © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Execution of Strategy in 2015 Planning for a Low Commodity Price Environment

Strategic Leasing & Asset Development 6 Continued focus on asset development identified a legacy area of SN’s Eagle Ford position that wIaNsTERNAL USE ONLY previously underdeveloped and now represents nearly $1 Billion in Net Present Value Maverick Wycross Alexander Ranch 31 *Based on $55/Bbl Oil; $3.50/Mmbtu Gas; Assumes NGL Pricing @ 25% of WTI (1) As of 9/30/15 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Total Acreage~51,000 Net Acres Economic Locations @ $55 oil~335 Locations(1) Average IRR @ $55 oil~60% IRR Average EUR~365 Mboe NPV10~$1 Billion(1) Cotulla Asset

Acquisition Strategy 6 INTERNAL USE ONLY SN’s strategy is to selectively acquire unconventional assets that possess the qualities that will allow us to take advantage of our low cost and efficient operations to extract maximum value from the asset Selective and disciplined acquisition evaluation process Maintenance of strong liquidity and option for additional strategic financing positions SN to act quickly on opportunities Eagle Ford focused, but also evaluate opportunities in other high quality basins such as the Permian, Denver-Julesburg (DJ), and Mid-Continent SN has created significant value from the Catarina acquisition and will strive to create similar value from additional acquisitions in the future Deals Screened 234 Preliminary Evaluation 112 Full Evaluation 50 Offers Submitted 28 Acquired 1 32 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 M&A Activity 10/2013 to Present

Catarina Acquisition Case Study 6 INTERNAL USE ONLY Even with a significant reduction in commodity prices SN has created an asset with a value ~3.6x greater than the investment made thus far 50 40 30 20 10 0 33 *Price Deck: Oil($/bbl) / Gas($/Mcf): 2016: $53.00/$2.75; 2017: $59.00/$3.00; 2018: $61.00/$3.50; 2019: $63.00/$3.50; 2020+: $65.00/$3.50; Assumes NGL Pricing @ 25% of WTI (1) 2015 production is updated for unaudited estimated production (2)Includes hedge revenue realized and purchase price adjustments © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Net Mboe/d Catarina Lookback at Current Pricing* Historical Cash Flow ($MM) Asset Value Purchase Price (Effective 5/21/2014)(639)Remaining NPV10$ 1,746 Cumulative Cashflow (7/2014 - 11/2015)(2) (191)Return on Investment3.6x Catarina Midstream Transaction345 Total Cashflow(485) Catarina Production Growth(1)

Reduction in 2016 Upstream Capital Guidance 7 INTERNAL USE ONLY 2016 Capital Program represents a 60% planned reduction in spending as compared to 2015 while expected to maintain flat production 2016 CAPITAL BUDGET R i g s N e t W e l l s C a pi ta l Catarina Cotulla 1.25 < 1 35 15 $130 - $150 MM $40 - $50 MM 12% 4% R i g s N e t W e l l s C a pi ta l 24% 60% Palmetto < 1 34 $10 - $20 MM Land/Infrastructure/G&G $20 - $30 MM Catarina Cotulla Palmetto Land/Infrastructure/G&G 34 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 2016 Total Upstream Capital Spend: $200MM - $250MM Other Eagle Ford Non-Operated Eagle Ford Operated

Sanchez Energy: Results Competitive Advantage Strategy & Execution Results Balance Sheet Strength & Runway of Liquidity 6 7 1 2 3 4 5 Vision & Strategy E ONLY high sensitivity to SPP Relationship 2016 Guidance Strong Asset Base Low Cost Operations 4 Midstream Operations © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Sustainability in a 8INTERNAL US down cycle & a rebound 35

Strategy of Maintaining Cash on Hand 8 INTERNAL USE ONLY ~ 50 Wells Drilled In Catarina per Year ~ 15 Wells Drilled In Cotulla per Year $200 - $250 Million in Capital Spending per Year Assumes divestment of Targa Gas Plant JV Interest Generates modest growth while maintaining significant cash balance by the end of 2018 at 12/01/15 strip pricing Expected remaining cash of >$100 Million at 12/01/15 strip while maintaining an undrawn revolver 36 12/01/15 Strip * Price Deck: Oil($/bbl) / Gas($/Mcf): 2016: $53.00/$2.75; 2017: $59.00/$3.00; 2018: $61.00/$3.50; Assumes NGL Pricing @ 25% of WTI ** This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. The Compan y cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties *** Free Cash Flow is a non-GAAP financial Measure see “Non-GAAP Reconciliation and Measures” © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Highlights: Assumptions: Base Case – 2 Rig Plan Production (Mboe/d) Free Cash Flow ($MM) Cash on Hand ($MM)

Flexible Operations Provides Ability to Accelerate 8 INTERNAL USE ONLY ~ 75 Wells Drilled In Catarina per Year ~ 30 Wells Drilled In Cotulla per Year $350 - $400 Million in Capital Spending per Year Assumes divestment of Targa Gas Plant JV Interest Significant production and cash flow growth potential due to high rate of return inventory base Creates positive free cash flow in 2018 with assumed price deck* 37 12/01/15 Strip * Price Deck: Oil($/bbl) / Gas($/Mcf): 2016: $53.00/$2.75; 2017: $59.00/$3.00; 2018: $61.00/$3.50; Assumes NGL Pricing @ 25% of WTI ** This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. The Compan y cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties *** Free Cash Flow is a non-GAAP financial Measure see “Non-GAAP Reconciliation and Measures” © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Highlights: Assumptions: Base Case – 2 Rig Plan Production (Mboe/d) Free Cash Flow ($MM) Cash on Hand ($MM) Accelerated Case – 4 Rig Plan

EWI Structure Provides Strategic Liquidity Source 8 INTERNAL USE ONLY ~ 75 Wells Drilled In Catarina per Year ~ 30 Wells Drilled In Cotulla per Year $350 - $400 Million in Capital Spending per Year EWI divestment of $100 Million per year + divestment of Targa Gas Plant JV Interest EWI divestments and re-investment through drilling provides a potential path to positive free cash flow by 2018 at the assumed price deck* Cash balance potential of >$200 Million in 2018 at 12/01/15 strip 38 12/01/15 Strip * Price Deck: Oil($/bbl) / Gas($/Mcf): 2016: $53.00/$2.75; 2017: $59.00/$3.00; 2018: $61.00/$3.50; Assumes NGL Pricing @ 25% of WTI ** This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. The Compan y cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties *** Free Cash Flow is a non-GAAP financial Measure see “Non-GAAP Reconciliation and Measures” (1) Free Cash Flow includes proceeds from EWI divestments © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Highlights: Assumptions: Base Case – 2 Rig Plan Production (Mboe/d) Free Cash Flow(1) ($MM) Cash on Hand ($MM) Accelerated Case + EWIs

Execution of Vision and Strategy -$100 ... c.:.:.:.1 --- - - 39 12/01/15 Strip • Price Deck: Oii($/bbl) /Gos($/Mmbtu): 2016: $53.00/$2.75; 2017: $59.00/$3.00; 2018: $61.00/$3.50; Assumes NGL Pricing@ 25% ofwri **This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. The Company cannot assure you that it will be able to accomplish all of these goals metrics 11 or opportunities, oil of which ore subject to significant risks and uncertainties *** Free Cash Flow is a non-G AAP financial Measure see "Non-GAAP Reconciliation and Measures11 (1) Free Cash Flow includes proceeds f rom EWI divestments © 2016 Sanchez Energy Corporation Analyst and Investor Day-1/20/16 $500 $400 $300 $200 $100 $0 2016E 2017E2018E $500 --$400 $300 --2016E 2017E2018E 2016E 2017E2018E 80 70 - so <0 30 20 10 0 20ltiE 2017E2018E $100 $50 su ·$'>0 I_ -$1:,0 $200 -$2:;() 80 70 l>U so 40 30 lU 10 0 2016E 2017E 2018E $100 - $50 su ·$100 -$1:,0 - $200 ·$2JO - - - - - - t.---, Accelerated Case + EWis Accelerated Case-4 Rig Plan Base Case-2 Rig Plan

Questions INTERNAL USE ONLY 40 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Operations & Cost Structure Technical and Commercial Effectiveness Process and Systems Oriented Manufacturing Focus Extensive Experience Consistent Results Data Driven INTERNAL USE ONLY 41 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Sustainable Low Cost Position INTERNAL USE ONLY Sustainable cost leadership is something we believe is not just consistent with our commercial culture, but is indeed demanded by it! Basin-Centric Operations –Contiguous acreage with significant drilling inventory –Lease opportunities providing level-loaded activities Execution Competencies –Experienced staff with prior down-market knowledge –Service & operator-side backgrounds Direct Sourcing Capabilities –De-bundled assessments & trials –Selective optionality for changing times/markets Unit Based –Initial consideration (processes being restricted) –Disciplined approach with rigorous negotiations Process Oriented –No changes in functional recipes –Optimization of parallel & flat-time processes 42 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Sustainable Cost Structure Process Focused Unit Based Direct Sourcing Capabilities Execution Competencies Basin-Centric Operations

2015 Cost Reduction Process and Results INTERNAL USE ONLY SN employs a de-bundled sourcing strategy combined with discretionary resource management to accelerate a sustainable and competitive cost structure Procurement Focus Innovative procurement Utilizing Direct Sourcing on 100% of Wells – – – – – Detailed process mapping Granular itemization of cost entities Leverage of anchor-based services Direct sourcing of selected services/materials Bundling optionality for changing markets 45% Decrease in Time-Sensitive Costs Process Focus Leveraging proprietary planning system – Ensure project scope, timing and execution Optimizations from manufacturing processes 55% Decrease in Total Well Costs – – – Project management/assembly line ownership Established expectations & quality controls Line management accountabilities (0.38 TRIR, 33% decrease from 2013) 43 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Strategy Drives Sustainability

Direct Sourcing Advantages Completion Example: Direct Sourcing Commodities SN Frac Services-HHP & Crew only Chemicals Vendor Frac Services Vendor Acid Vendor Logistics Vendor SN Sand Vendor Fuel Vendor Sand Fuel Logistics Chemicals Acid Flexibility in service providers Reveals analysis transparency for: –Value chains –Gaps in efficiencies Frac services reduced to horsepower Eliminates handling & mark-up costs Proppant per Lateral Ft. (lbs) $0.24 2,000 $0.20 1,600 $0.16 $0.12 1,200 800 $0.08 400 $0.04 $0.00 44 0 2012 2013 2014 2015 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Proppant per Lateral Ft. (lbs) Proppant Cost per lb. ($) Proppant Cost per lb. Proppant Volume and Cost Over Time INTERNAL U SE ONLY Pre-Direct Sourcing Direct Sourcing

Manufacturing Process Advantages alignment © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 INTERNAL U ASSEMBLY LINE BENEFITS Project management Well-site management consistencies Vendor consistencies Ancillary equipment synergies Accelerates task knowledge Cost justifications & accuracies Commercial competencies Cross-functional accountabilities Scalabilities SE ONLY 45 PROJECTPROJECT ENGINEER 1ENGINEER 2 2 2011-2013 PROJECTPROJECT PROJECT ENGINEER 1ENGINEER 1ENGINEER 2 1 2014 PROJECTPROJECTPROJECTPROJECTPROJECT ENGINEER 1ENGINEER 1ENGINEER 2ENGINEER 2ENGINEER 2 2015 - Current WATER TRANSFER TEAM (1) MILLOUT TEAMS (1) FLOWBACK (1) FRAC TEAMS (1) FRAC PREP TEAMS (2) PAD 5 PAD 4 PAD 3 PAD 2 PAD 1 COMPLETION SUPPORT WSM PAD 1 WSM 3 PAD 3 WSM 2 PAD 2 COMPLETION SUPPORT PAD 2 PAD 1 WSM WSM 1

Cost Execution - Catarina INTERNAL USE ONLY ~$7.4 MM Savings are to be ~$3.5M 46 *Based on 4Q 2015 average well cost; costs include well site facilities and estimated artificial lift. © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 2014 Well Cost 2015 Well Cost* Completions Half of 2015 Cost expected Sustainable 15% Sustainable Process & Design Savings 12% Sustainable Unit Cost Savings 28% Unit Cost Savings at Risk for Inflation (De-Bundled Sourcing & Discretionary Resource Management) Lift Facilities

Retained Savings - Catarina INTERNAL USE ONLY Sustainable Sustainable Inflation 47 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 At Risk for “Smarter Iron” Half of 2015 Cost Savings are expected to be 15% Process & Design Savings 12% Sustainable Unit Cost Savings 28% Unit Cost Savings at Risk for Inflation Reduced NPT Optimized Flat Times SIMOPS & Other Parallel Activities “Dumb Iron” “Dumb Iron” Water Transfer Frac Stacks Zipper Manifolds Flowback Service Tanks Light Plants Work Strings Choke Manifolds Sand Separators Pressure Washers Guard Shacks Generators Transformers Gas Busters Flare Lines

Drilling Optimizations - Catarina INTERNAL USE ONLY Quality and Efficiency - Reduction of non-productive & flat times $3.0 • • • Spud to TD (15 to <7 days) Spud to RR (17 to 10 days) RR to RR (19 to 12 days) $2.5 $2.0 $1.5 - Spudder rig vs. batch drilling $1.0 • • $90M unit savings $60M time-sensitive savings $0.5 $0.0 Prior Operator 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Direct Sourcing - Competing technical and market-driven tradeoffs Example: Conventional BHA’s vs. RSS • • • Same or greater P-rates 2/3rd’s less cost In-zone steering incentives $200 $150 Example: Mud products & engineering • Leverage cross-functional chemicals $100 $50 Service Sector Support - Aggressive switch-abilities - Assessing granularity of vendor costs $0 48 Prior Operator 1Q 2015 2Q 2015 3Q 2015 4Q 2015 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Drilling Cost ($MM) Cost per foot ($) $197 $116 Drilling Cost per Foot $2.8 $1.8 Drilling Total Cost

Completion Optimizations - Catarina INTERNAL USE ONLY Quality and Efficiency - - Reduction of non-productive time Increased stages per day by 50% with no significant design changes Scalable manufacturing processes $6 $200 $5 $4 $150 - $3 $100 $2 Direct Sourcing $50 $1 - - - - Spot market tradeoffs Logistical controls & optionality’s Service/product consistencies Granular commodity intelligence $0 $0 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Q4 2015 Service Sector Support 30% - - - - Internal vendor efficiencies Firm expectations & deadlines Aggressive switch-abilities Control “level-loaded” services 25% 20% 15% • • Purchase options Contract leverages 10% 49 5% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Cost per Stage ($M) Total Completion Cost ($MM) % Lateral Completed per Day 27% 18% Efficiencies normalized by lateral length increased by ~50% with no change to zipper stimulation and recipe. Percent Lateral Completed per Day Cost $4.8 Cost Per Stage $1.8 Average Completion Cost per Stage

Cost Structure Enhances Investment Opportunities INTERNAL USE ONLY Drilling Completions Facilities Drilling Completions Facilities $10.0 $10.0 $8.0 $8.0 $6.0 $6.0 $4.0 $4.0 $2.0 $2.0 $0.0 $0.0 Previous Operator 2013 2014 2015 2016E Previous2014 Operator 1Q15 2Q15 3Q15 4Q15 2016E Drilling Completions Facilities Drilling Completions Facilities $14.0 $10.0 $12.0 $8.0 $10.0 $6.0 $8.0 $6.0 $4.0 $4.0 $2.0 $2.0 50 $0.0 $0.0 2012 2013 2014 2015 2016E Previous Operator 2014 2015 2016E © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 ($MM) ($MM) ($MM) ($MM) Wycross Marquis Catarina Cotulla

Asset Development INTERNAL USE ONLY 51 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Eagle Ford Shale Position INTERNAL USE ONLY Palmetto Cotulla Ranch Catarina 52 (1) 2015 production is updated for unaudited estimated production © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Alexander Wycross Maverick Marquis SN Position Summary (12/31/15) Net Acres~200,000 FY15 Production (Boe/d)(1)~52,500 Operated Rigs2 Non-Operated Rigs0 Gross Producing Wells621

Asset Development Delivering Strong Results INTERNAL USE ONLY Production Growth (Boe/d) : CAGR from 1Q12: ~213% 70,000 60,000 50,000 40,000 30,000 20,000 10,000 0 53 (1) 2015 production is updated for unaudited estimated production © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Boe/d 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2012 2013 2014 2015 Key Acquisitions Hess$280 million Key Acquisitions Wycross $230 million Key Acquisitions Shell $639 million

Catarina Asset INTERNAL USE ONLY 54 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Catarina Operational Update (12/31/15) Total Net Acres ~106,000 Average Operated Working Interest 100% Average Net Revenue Interest 75% Planned Well Spacing (Acres) 30 - 100 Net Identified Drilling Locations 1,388 - 1,650 Gross Wells On Production 287

Catarina Overview INTERNAL USE ONLY 55 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 •700+ Potential Locations •600-1200 Mboe EUR •Extension into South Central Lower Eagle Ford Upper Eagle Ford • 150+ Potential Locations • 7 wells in stacked pilots drilled to date • High oil yields of 250 Bbl/MMcf Middle Eagle Ford •500+ potential Locations •Large Stacked Pay Application •Production in line with LEF Type Curve

Maximizing Catarina Hydrocarbon Recovery INTERNAL USE ONLY Western Development Western Vertical South Central Appraisal Eastern Exploration 56 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Potential Recovery Per Acre Integration SN Development & Appraisal Plan Results in Potential for Significantly Increased Value

Western Catarina Well Results INTERNAL USE ONLY SN operated Lower Eagle Ford (“LEF”) and Middle Eagle Ford (“MEF”) wells in Catarina have continued to exhibit strong performance and have sustained rates above original LEF Type Curve SN operated wells average production results are ~40% greater than results from the prior operator – Results consist of 89 wells in total: 45 LEF wells, 44 MEF wells Producing Days Producing Days 57 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Cum Boe Gas Rate Mcf/d Cumulative Boe Western Catarina Decline Curves

Western Catarina Completions INTERNAL USE ONLY SN has realized strong production results as compared to offset wells results in Catarina – e.g. Piloncillo D20 pad as depicted below was drilled by the previous operator and completed by SN Optimized fluid and proppant design facilitates transportation of proppant further within the induced Stimulated Reservoir Volume – – Fluid design improves the effectiveness of distribution through high suspensory characteristics Engineered proppant selection and delivery methodology results in more effective reservoir drainage throughout the Stimulated Reservoir Volume 400,000 Standard Completion Design 350,000 300,000 250,000 200,000 150,000 SN Completion Design 100,000 50,000 0 0 20 40 6080 100 120 140 160 180 Distance from Wellbore Producing Days 58 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Proppant Density lb/ft3 Cum Production (Primary Phase - Mcf) SN Well Results Offset Well Results Average Well On D20 Pad Outperforming Offsetting Pads Completion Design Resulting In Improved Results

Western Catarina Tight Target Tolerance INTERNAL USE ONLY Application of extensive well pre-planning via 3D seismic, pilot wells & static model 300’ Target windows of 15 feet allows for faster drilling and more efficient completions ~23’ 59 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 AC Upper EF600’~32’ ~106’ Middle EF ~130’ Lower EF BUDA

Western Catarina Development SE ONLY Mix of LEF & MEF infill locations depending upon prior well penetration Stacking in LEF and MEF for step outs Increase in type curve from ~600 Mboe to ~750 Mboe Eastern limit being extended into Central Area beyond LEF presence 650+ location inventory 60 Producing Days *Based on $55/Bbl Oil; $3.50/Mcf Gas; Assumes NGL Pricing @ 25% of WTI © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Gas Rate (Mcf/d) Western Catarina Type Curve WESTERN CATARINA Oil IP (Bbl/d) Initial Decline (%) Oil EUR (Mbbl) 200 65.0% 158 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 3,000 65.0% 2,363 NGL NGL Yield (bbl/MMcf) NGL EUR (Mbbl) 125 295 3 Stream EUR (Mboe) 748 % Oil 21% Well Cost ($M) $3,300 NPV10 ($M) $1,696 IRR (%) 37% INTERNAL U

Vertical Expansion of Catarina Development INTERNAL USE ONLY Gray out M and L 61 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Upper Eagle Ford (“UEF”) • 150+ potential locations • 7 wells in stacked pilots drilled to date • High oil yields of 250 Bbl/MMcf

Upper Eagle Ford Vertical Growth INTERNAL USE ONLY High oil yields, with comparable gas rates to MEF Recent IP’s: 500 Bbl/d, 2,000 Mcf/d 150+ location inventory Expansion into central area UEF Oil Yield= 250 Bbl / MMcf 62 Producing Days *Based on $55/Bbl Oil; $3.50/Mcf Gas; Assumes NGL Pricing @ 25% of WTI © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Cum Oil (Bbl) Upper Eagle Ford Catarina Cum Oil UEF Oil IP (Bbl/d) Initial Decline (%) Oil EUR (Mbbl) 500 80.0% 209 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 2,000 80.0% 836 NGL NGL Yield (bbl/MMcf) NGL EUR (Mbbl) 125 105 3 Stream EUR (Mboe) 419 % Oil 50% Well Cost ($M) $3,300 NPV10 ($M) $1,255 IRR (%) 36%

South Central Appraisal Success INTERNAL USE ONLY 63 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 SN Development Plan SN Appraisal At Acquisition Data Driven South Central Appraisal & Development

South Central Catarina INTERNAL USE ONLY Excellent rates and projected EURs Unvalued at acquisition Stacking in LEF to MEF Southern rim transition from West to East Catarina Q4 2015 / 2016 Appraisal and Development Focus 200+ location inventory 64 Producing Days *Based on $55/Bbl Oil; $3.50/Mcf Gas; Assumes NGL Pricing @ 25% of WTI © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Gas Rate (Mcf/d) Catarina South Central Type Curve SC CATARINA Oil IP (Bbl/d) Initial Decline (%) Oil EUR (Mbbl) 440 78.0% 241 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 4,900 72.0% 3,449 NGL NGL Yield (bbl/MMcf) NGL EUR (Mbbl) 125 431 3 Stream EUR (Mboe) 1,103 % Oil 22% Well Cost ($M) $3,600 NPV10 ($M) $3,623 IRR (%) 81%

South Central Catarina Well Economics INTERNAL USE ONLY WTI Oil Price ($/Bbl) $4,364M NPV $4,595M NPV $6,629M NPV 65 * Sensitivity based on $3.6MM well cost. This includes well site facilities and an estimate for future artificial lift ** This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. Th e Company cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 HH Gas Price( $/Mcf) NGL Price Assumption = 25% WTI Oil $45 $55 $65 $2.50 33% IRR $1,375M NPV 61% IRR $3,143M NPV 96% IRR $3.50 53% IRR $2,489M NPV 81%IRR $3,623M NPV 100%+ IRR $4.50 76% IRR $3,612M NPV 100%+ IRR $5,401M NPV 100%+ IRR

Eastern Catarina Lower Eagle Ford Appraisal INTERNAL USE ONLY 6 wells drilled and completed to date (stacked LEF) C5 wells outperforming area offset wells; flat decline after 9 months Evaluating well performance, targeting, completion metrics and production: lower declines to date Apply lessons from South Central and Western Areas 350+ location inventory C5 PAD SN C5 Well Results SN Well Results Offset Well Results 66 Producing Days Analyst and Investor Day - 1/20/16 © 2016 Sanchez Energy Corporation Cumulative Gas (Mcf) Eastern Catarina Cumulative Boe

Continuous Location Growth INTERNAL USE ONLY EXPLORATION VALUE At Acquisition Current Development Plan 67 (1) (2) (3) Engineered Locations – SEC Proved locations + locations that are geologically un-risked but do not qualify as SEC PUDs due to factors such as assumed drill timing Contingent Locations – Drilling Locations have a between a 75% and 90% chance of being commercially economic at the assumed pr ice deck Does not include prospective locations © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 28 Years of Drilling Inventory at 50 Wells Per Year Catarina Development Potential(3) Engineered(1) Contingent(2) Total At Acquisition 162 0 162 9/30/15 808 580 1,388

Cotulla Asset INTERNAL USE ONLY 68 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Cotulla Operational Update (12/31/15) Total Net Acres ~51,000 Average Operated Working Interest 88% Average Net Revenue Interest 66% Planned Well Spacing (Acres) 40 – 75 Net Identified Drilling Locations 300 – 400 Gross Wells On Production 145

Cotulla Area Development & Appraisal INTERNAL USE ONLY Drilled 3 new producers in 2014 Drilled 6 new producers in 2015 $40 - $50 Million Capex (15 wells) anticipated in 2016 for further appraisal and development Maverick Wycross Alexander Ranch 69 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Focus on Northern Play Area

Eagle Ford Paleogeography Key to Cotulla EAGLE FORD ISOPACH SN LEASES lSI t 70 © 2016 Sanchez Energy Corporation Analyst and Investor Day-1/20/16

Maverick Regional INTERNAL USE ONLY Eagle Ford high porosity & oil saturation unlocked through completion design 2016 Appraisal focus 150+ well inventory 71 Producing Days *Based on $55/Bbl Oil; $3.50/Mcf Gas; Assumes NGL Pricing @ 25% of WTI © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Oil Rate (Bo/d) Maverick Type Curve MAVERICK Oil IP (Bbl/d) Initial Decline (%) Oil EUR (Mbbl) 473 68.5% 345 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 125 70.0% 87 NGL NGL Yield (bbl/MMcf) NGL EUR (Mbbl) 127 11 3 Stream EUR (Mboe) 367 % Oil 94% Well Cost ($M) $3,000 NPV10 ($M) $3,439 IRR (%) 84%

Maverick Well Economics INTERNAL USE ONLY WTI Oil Price ($/Bbl) $4,992M NPV $5,020M NPV $5,048M NPV 72 * Sensitivity based on $3.0MM well cost. This includes well site facilities and an estimate for future artificial lift ** This slide contains forward looking statements. Please see relevant disclosure on the first slide of this presentation. Th e Company cannot assure you that it will be able to accomplish all of these goals, metrics, or opportunities, all of which are subject to significant risks and uncertainties © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 HH Gas Price( $/Mcf) NGL Price Assumption = 25% WTI Oil $45 $55 $65 $2.50 47% IRR $1,843M NPV 83% IRR $3,418M NPV 100%+ IRR $3.50 47% IRR $1,870M NPV 84% IRR $3,439M NPV 100%+ IRR $4.50 48% IRR $1,898M NPV 85% IRR $3,474M NPV 100%+ IRR

Wycross INTERNAL USE ONLY Eagle Ford high porosity & oil saturation Stagger infill at 40 acre spacing 50+ location inventory 73 Producing Days *Based on $55/Bbl Oil; $3.50/Mcf Gas; Assumes NGL Pricing @ 25% of WTI © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Oil Rate (Bbl/d) Wycross Type Curve WYCROSS Oil IP (Bbl/d) Initial Decline (%) Oil EUR (Mbbl) 850 84.5% 314 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 850 84.5% 314 NGL NGL Yield (bbl/MMcf) NGL EUR (Mbbl) 83 26 3 Stream EUR (Mboe) 369 % Oil 85% Well Cost ($M) $3,000 NPV10 ($M) $2,090 IRR (%) 30%

Palmetto Asset INTERNAL USE ONLY 74 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Palmetto Operational Update (12/31/15) Total Net Acres ~8,500 Average Working Interest 50% Average Net Revenue Interest 37.5% Planned Well Spacing (Acres) 50 Net Identified Drilling Locations 150 – 250 Gross Wells On Production 72

Palmetto INTERNAL USE ONLY Non-operated partner with Marathon Oil 4 well LEF – UEF staggered completion in 1Q 2016 4 additional wells planned for 2016 175+ location inventory 75 Producing Days *Based on $55/Bbl Oil; $3.50/Mcf Gas; Assumes NGL Pricing @ 25% of WTI © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Oil Rate (Bo/d) Palmetto Type Curve PALMETTO Oil IP (Bbl/d) Initial Decline (%) Oil EUR (Mbbl) 700 75.0% 442 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 840 75.0% 520 NGL NGL Yield (bbl/MMcf) NGL EUR (Mbbl) 127 66 3 Stream EUR (Mboe) 576 % Oil 77% Well Cost ($M) $5,500 NPV10 ($M) $3,566 IRR (%) 47%

Marquis Asset INTERNAL USE ONLY 76 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Marquis Operational Update (12/31/15) Total Net Acres ~34,000 Average Operated Working Interest 100% Average Net Revenue Interest 75% Planned Well Spacing (Acres) 75 – 100 Net Identified Drilling Locations 150 – 200 Gross Wells On Production 103

Marquis INTERNAL USE ONLY Preparing 60 acre stacking pilot in LEF - UEF 3 casing string design throughout majority of area Well costs from $3.7MM to $4.2MM 150+ well location inventory 77 Producing Days *Based on $55/Bbl Oil; $3.50/Mcf Gas; Assumes NGL Pricing @ 25% of WTI © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Oil Rate (Bbl/d) Marquis Type Curve MARQUIS Oil IP (Bbl/d) Initial Decline (%) Oil EUR (Mbbl) 1,030 90.0% 251 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 895 89.0% 239 NGL NGL Yield (bbl/MMcf) NGL EUR (Mbbl) 155 37 3 Stream EUR (Mboe) 314 % Oil 80% Well Cost ($M) $4,200 PV10 ($M) $951 IRR (%) 23%

Questions INTERNAL USE ONLY 78 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Financial Review INTERNAL USE ONLY 79 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Investor Focus Changes During Downturn INTERNAL USE ONLY How fast can you grow??? Liquidity, Liquidity, Liquidity!!! How quickly can you add more rigs to bring NAV forward? How quickly can you reduce rigs and minimize cash outflow? Why wouldn’t you raise more debt to accelerate drilling further? How much do you need to spend to maintain production flat? How can you drive down costs further to increase returns? How can you drive down costs further to preserve cash and are returns positive? What additional acquisitions are available? How do you think about acquisitions in this environment? 80 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Winter 2015 ALL ABOUT BALANCE SHEET AND STAYING POWER!!! Summer 2014 ALL ABOUT INCOME STATEMENT AND GROWTH!!!

Futures Curve Not Always the Best at Predicting Prices INTERNAL USE ONLY “You can’t predict. You can prepare.” $150 $130 $110 $90 $70 $50 $30 WTI S pot Actuals WTI Fo rward Stri p Prici ng (Trough ) WTI Fo rward Stri p Prici ng (Peak) 81 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 WTI Crude Oil Price ($/Bbl)

Financial Strategy Through the Cycle INTERNAL USE ONLY Up Cycle Down Cycle Maintain core liquidity Overfund with cheaper capital Maintain multiple sources of financing and ensure significant covenant headroom Cost, Cost, Cost! Long-term financing Focus on costs and operational flexibility Implement your downside case plan Ensuring discretionary capital to fund growth Cut CapEx to a minimum – Strategic Positioning: High growth, high return operator Strategic Positioning: Low cost consolidator 82 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Financing Acquisitions for the Long Term INTERNAL USE ONLY SN financed acquisitions and drilling expenditures with more permanent capital to match asset duration while maintaining untapped borrowing base for additional liquidity $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 83 Spring 2013 Fall 2013 Summer 2014 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 ($ MM) Purchase Price High Yield Purchase Price High Yield Purchase Price High Yield HY Tack On Cotulla Acquisition Catarina Acquisition Wycross Acquisition Common Preferred Common

Extended Debt Maturity Runway INTERNAL USE ONLY No bonds maturing for the next 5 years Bank revolver currently undrawn Robust covenant headroom – – High Yield has no financial maintenance covenants Revolver financial maintenance covenants are: • • 1.0x Current Ratio 2.25x Senior Secured Debt/LTM EBITDA $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2016 201720182019 2020 2021 2022 2023 84 7.75% Senior Notes Undrawn Revolver 6.125% Senior Notes Note: 7.75% Senior Notes mature June 2021; 6.125% Senior Notes mature January 2023 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 ($ MM) $1,150 $600 $300

2016 Guidance Summary INTERNAL USE ONLY Expected 2016 production to range between 48,000 and 52,000 Boe/d and expected 1Q16 production to range between 48,000 and 52,000 Boe/d –Subsequent quarterly production will fluctuate due to the effects of pad drilling (typical pad size will vary between 5 and 10 wells per pad) Historic Results, Actual Results and 2016 Guidance: Actual Guidance 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015(1) 1Q 2016 FY 2016 Production Volumes: Oil (Bbls/d) NGLs (Bbls/d) 19,815 12,098 19,822 12,456 21,066 16,121 18,163 16,402 19,488 18,016 16,000 - 17,333 16,000 - 17,333 16,000 - 17,333 16,000 - 17,333 Natural Gas (Mcf/d) 71,967 77,689 100,385 109,674 123,665 96,000 - 104,000 96,000 - 104,000 Barrel of Oil Equivalent (Boe/d) 43,908 45,226 53,918 52,844 58,115 48,000 - 52,000 48,000 - 52,000 Unhedged Price Realizations: Oil (% of NYMEX WTI) NGLs (% of NYMEX WTI) Natural Gas (% of NYMEX HH) 93.3% 28.3% 98.7% 87.2% 25.5% 107.8% 89.6% 20.8% 95.6% 89.5% 24.3% 119.4% Realized Gain/(Loss) on Derivatives ($MM) $15.3 $29.4 $28.1 $39.5 Production Costs: Cash Production Expense ($/Boe)(2) Non-Cash Production Expense ($/Boe) Production & Ad Valorem Taxes (% of O&G Revenue) Cash G&A ($/Boe)(3) DD&A Expense ($/Boe) Interest Expense ($MM) Preferred Dividend ($MM) $7.27 N/A 5.00% $3.90 $27.92 $31.7 $4.0 $8.39 N/A 7.84% $3.38 $25.22 $31.6 $4.0 $7.27 N/A 5.88% $2.87 $21.34 $31.5 $4.0 $8.30 N/A 2.65% $3.19 $18.34 $31.4 $4.0 $9.75 - $10.75 N/A 5% - 6% $3.00 - $3.50 $8.75 - $9.75 $0.80 - $0.90 5% - 6% $2.75 - $3.25 $8.75 - $9.75 $0.80 - $0.90 5% - 6% $2.75 - $3.25 $30.0 $4.0 $30.0 $4.0 $120.0 $16.0 85 (1) (2) 4Q 2015 production volume guidance is updated for preliminary unaudited production Cash Production Expense guidance relates only to production expense as reported on the cash flow statement and does not include the effect from deferred gain. See following slide for detailed Production Expense guidance. Cash G&A excludes stock based compensation of ~($13.1) million, ~$7.7 million, ~$7.8 million and,~$0.4 million for 4Q 2014, 1Q 2015, 2Q 2015 and 3Q 2015, respectively (3) © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

2016 Detailed Production Expense Guidance INTERNAL USE ONLY SN received $345 Million in cash when the Western Catarina Midstream sale / leaseback closed in October 2015 As part of that transaction, SN recognized an estimated ~$75 Million deferred gain – Deferred gain will be amortized over 5 years in a straight line manner This results in an estimated ~$15 Million annual noncash reduction of reported LOE on income statement – However, both Adjusted EBITDA and cash flow statement will exclude this noncash gain Estimated deferred gain is currently unaudited and subject to further review Actual Cash Production Expense Less: Non-Cash Gain Amortization Reported Income Statement Prod. Exp. $160 - $180 ~$15 $8.75 - $9.75 ~0.82 $145 - $165 $7.93 - $8.93 86 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 FY 2016 ($ Million)($/Boe)

NOL “Rights Plan” INTERNAL USE ONLY SN had a $657 million Net Operating Loss as of 9/30/15 – Valuable asset since NOL can offset future income taxes Significant changes in equity ownership could trigger IRS limitations on future NOL usage – Particularly complicated rules around ownership of preferred shares In July 2015, SN implemented a NOL “Rights Plan” – – Highly visible message to potential shareholders who may buy or currently own > 4.9% of SN Any shareholder who buys > 4.9% of SN without prior board approval would be subject to significant dilution through the exercise of rights by other shareholders Automatically expires after 3 years from date of adoption – Similar to NOL rights plans of other public companies with significant NOLs relative to their market capitalization – For example, several large banks, home builders and automotive companies enacted similar plans during 2008-2010 financial crisis 87 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Oil Prices and Energy Capital Markets are Cyclical INTERNAL USE ONLY 88 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Summary INTERNAL USE ONLY 89 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Sustained Success: The Path Forward INTERNAL USE ONLY Competitive Advantage Strategy & Execution Results & Runway of Liquidity high sensitivity 90 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Sustainability in a 8down cycle & to a rebound 6Vision & Strategy 72016 Guidance 1Balance Sheet Strength 2SPP Relationship 3Strong Asset Base 4Low Cost Operations 5Midstream Operations

Questions INTERNAL USE ONLY 91 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Appendix INTERNAL USE ONLY 92 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Capitalization Summary INTERNAL USE ONLY Revolving credit facility (due June 2019) – – $500 million borrowing base with an elected commitment of $300 million and an interest rate of LIBOR + 1.50% - 2.50% as of 12/31/15 Financial Maintenance Covenants: • • Maximum Senior Secured Debt to LTM EBITDA of 2.25x Minimum Current Ratio of 1.0x $600 Million of 7.75% senior unsecured notes (due June 2021) – No liquidity or financial maintenance covenants $1,150 Million of 6.125% senior unsecured notes (due January 2023) – No liquidity or financial maintenance covenants ~$92 Million of 4.875% cumulative perpetual convertible preferred stock, series A – – – Convertible into ~4.3 million shares of common stock ($21.51/share) Mandatorily convertible after 10/5/17 if common stock trades above $27.96 for at least 20 out of 30 trading days No liquidity or financial maintenance covenants ~$177 Million of 6.50% cumulative perpetual convertible preferred stock, series B – – – Convertible into ~8.3 million shares of common stock ($21.40/share) Mandatorily convertible after 4/6/18 if common stock trades above $27.82 for at least 20 out of 30 trading days No liquidity or financial maintenance covenants Common shares outstanding as of 12/31/15: 93 – – Basic: 61.9 million Fully diluted: 74.4 million (assuming full conversion of both series of preferred stock) © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16

Summary Terms: Revolving Credit Facility INTERNAL USE ONLY subsidiaries recent reserve report, (ii) 100% stock of restricted subsidiaries, and (iii) all other material property 94 * As of 12/31/15 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Borrower Sanchez Energy Corporation Guarantors All existing and future direct and indirect domestic subsidiaries except for designated unrestricted Facility $1.5 billion Senior Secured Revolving Credit Facility $300 million Elected Commitment (out of $500 million Borrowing Base) Maturity June 30, 2019 Pricing Pricing grid of Libor + 1.50% – 2.50% based upon utilization Syndicate 16 banks with commitments ranging from $10.6 million to $30.6 million Redeterminations Semi-annual scheduled redeterminations with next scheduled redetermination in Spring 2016 Security First priority mortgage interest on (i) at least 80% of the present value of proved reserves as of the most Financial Maintenance Covenants Maximum Sr. Secured Debt to EBITDA: 2.25x Minimum Current Ratio: 1.0x

Summary Terms: Convertible Preferred INTERNAL USE ONLY Both the Series A and Series B Convertible Preferred issues have the following key equity-like features, which provide us with substantial financial flexibility: – – – – – Perpetual term Mandatory conversion feature No forced redemption Payable in cash or common stock at our option Junior to all existing and future indebtedness 95 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Series B Convertible Preferred – Summary Terms $176.4 million Principal Dividend Rate 6.500% Shares Outstanding 3.528 million Key Features Cumulative Mandatorily Convertible (On or after April 6, 2018, subject to SN common stock trading at or above 130% of the conversion price for 20 of the last 30 trading days) Non-redeemable Dividends payable in Cash or in Common Stock at SN’s Option Maturity Perpetual Conversion Rights Convertible at any time at a rate of 2.337 shares of common stock per share of preferred stock (implying a conversion price of $21.40) Series A Convertible Preferred – Summary Terms Principal $91.9 million Dividend Rate 4.875% Shares Outstanding 1.839 million Key Features Cumulative Mandatorily Convertible (On or after October 5, 2017, subject to SN common stock trading at or above 130% of the conversion price for 20 of last 30 trading days) Non-redeemable Dividends payable in Cash or in Common Stock at SN’s Option Maturity Perpetual Conversion Rights Convertible at any time at a rate of 2.325 shares of common stock per share of preferred stock (implying a conversion price of $21.51) SN’s Convertible Preferred Issues have Many Important Equity-Like Features

Hedge Summary As Of 12/31/15 INTERNAL USE ONLY Daily Volume Commodity Instrument Period (Bbls / MMBtu) Average Price Oi l Swa ps Ja nua ry 1 - December 31, 2016 7,000 $70.11 WTI Swa p Ga s Swa ps Ja nua ry 1 - December 31, 2016 99,154 $3.12 HHUB Swa p Oi l Tota l Oi l Hedged Ca l enda r Yea r 2017 0 Ga s Tota l Ga s Hedged Ca l enda r Yea r 2016 99,154 96 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Ga s Tota l Ga s Hedged Ca l enda r Yea r 2017 76,562 Oi l Tota l Oi l Hedged Ca l enda r Yea r 2016 18,000 Ga s Swa ps Ja nua ry 1 - December 31, 2017 76,562 $3.00 HHUB Swa p Oi l Puts Ja nua ry 1 - December 31, 2016 11,000 $60.00 WTI Puts Hedge Summary as of 12/31/2015

Non–GAAP Reconciliation and Measures INTERNAL USE ONLY The Company presents the net present value (denoted “NPV” or “NPV10” in the presentation) of our reserves attributable to our Engineered and Contingent Locations as of September 30, 2015, which is equal to the present value, discounted at 10% per annum, of the estimated fair value of future cash flows of our these net of capital and operating costs, before deducting future income taxes. The Company has used a specified price deck and reserve classifications as described in this presentation. These assumptions do not coincide with SEC pricing or reserve classificati on guidelines. The Company does not believe NPV to be a “Non-GAAP financial measure,” as defined in SEC rules, since GAAP does not provide for disclosure of the Standardized Measure as of an interim date or when using non-SEC guided assumptions and the Company believes there is no directly comparable GAAP measure; therefore it is not practicable to provide a reconciliation to any GAAP measure. The Company uses NPV as an arbitrary reserve asset value measure to compare against past reserve bases and the reserve bases of other business entities. NPV should not be considered as an estimate of fair market value or as an alternative to PV-10 or Standardized Measure. The Company’s calculations of NPV are based on numerous assumptions that may change as a result of future activities or circumstances. Adjusted EBITDA is defined by the Company as net income (loss) PLUS: (1) interest expense, including net losses (gains) on interest rate derivative contracts; (2) net losses (gains) on commodity derivatives; (3) net settlements received (paid) on commodity derivatives; (4) depletion, depreciation, amortization, and accretion; (5) stock-based compensation expense; (6) acquisition costs included general and administrative; (7) income tax expense (benefit); (8) loss (gain) on sale of oil and natural gas properties; (9) impairment of oil and natural gas prope rties; and (10) other non-recurring items that we deem appropriate; LESS: (1) premiums on commodity derivative contracts; (2) interest income; and (3) other non-recurring items that we deem appropriate. Adjusted EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure, or historical co st basis. It is also used to assess our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by or used in operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Standardized measure is calculated in accordance with Statement of Financial Accounting Standards No. 69, “Disclosures About Oil and Gas Producing Activities,” as codified in ASC Topic 932, “Extractive Activities—Oil and Gas.” For further information regarding the calculation of the standardized measure, see “Unaudited Supplementary Information” included in the financial statements included in our Annual Report for the fiscal year ended December 31. This presentation contains disclosure of free cash flow, which is a “non-GAAP financial measure,” as defined in SEC rules. Free cash flow is presented herein because of the wide acceptance of such measure by the investment community as financial indicators of a company’s ability to internally fund exploration and development activities . We also view the non-GAAP measure of free cash flow as a useful tool for comparisons of our financial indicators with those of peer companies that follow the full cost method of accounting. Free cash flow should not be considered as an alternative to net income or other cash flow presentations, as defined by GAAP. We have not included in this presentation forward-looking cash flows from operating activities because such information is not accessible on a forward-looking basis without an unreasonable effort. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measure, free cash flow, to the most directly comparable GAAP financial measure, cash flows from operating activities, because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available to us without unreasonable efforts. The probable significance of providing this forward-looking non-GAAP financial measure without the directly comparable GAAP financial measure is that such GAAP financial measure may be materially different from the corresponding non-GAAP financial measure. This presentation contains disclosure of cash production expense, which is a “non-GAAP financial measure,” as defined in SEC rules. Cash production expense equals production expense minus non-cash production expenses. Cash production expense is presented herein in an attempt to assist the public in understanding the difference between production expense as will be reported in SEC filed financials. We also view the non-GAAP measure of cash production expense as a useful tool for comparisons of our financial indicators with those of peer companies. Cash production expense should not be considered as an alternative to production expense presentations, as defined by GAAP. 97 © 2016 Sanchez Energy Corporation Analyst and Investor Day - 1/20/16 Explanation of Non-GAAP Measures Disclosure of Net Present Value (“NPV”)